UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02. Entry into a Material Definitive Agreement

I.
(*)(**) On March 1, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.

Name	Date	Share Amount(****)	Type of Consideration	Fair Market Value of Consideration

Steven Antebi (***)(****)(1) 10550 Fontenelle Way, Los Angeles, California, 90077	3/1/14	1,600,000	Consultant/Advisory	$100,000

(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**) $100,000 worth of common stock in the immediately preceding table was used primarily in consideration of services rendered to the Company.

(1)	Steven Antebi provides other Business Consulting and advisory services, and is not currently a director, or officer of the Registrant.

 (***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

II. (i) (ii) Effective February 11, 2014, by majority consent of the Board of Directors, the Company approved the following issuances of its restricted common stock in consideration of services rendered, including for and as incentive to continue to assist and provide services to the Company or its subsidiaries.

Name and Address (iii)	Date	Share Amount(***)	Type of Consideration	Fair Market Value of Consideration

Global Media Network USA, Inc. 1/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	2/11/2014	3,000,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(**)

Joanne M. Sylvanus 2/ c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	2/11/2014	1,500,000	For services rendered to the Company, and Subsidiaries and Incentive	$	(**)

(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**)The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of bonus for services rendered to the Company and/or one or more of its subsidiaries, and incentive.

(1)
* Global Media Network USA, Inc. is 100% owned by Dennis R. Alexander who provides day to day operational services and business consulting services to the Company, and is a shareholder, Chairman, director, and an officer of the Company.

(2)	**Joanne M. Sylvanus, for business and consulting, accounting, and advisory services; Mrs. Sylvanus is a shareholder, a director, and CFO and Secretary of the Company.

(***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

III.
(*)(**) On February 11, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for business consulting and advisory services rendered.:

Name and Address (iii)	Date	Restricted Common Share Amt	Type of Consideration		Fair Market Value of Consideration

LPA Associates, AG. 1/ 45 Seefeldstrasse, 8008 Zurich Switzerland	2/11/14	500,000	Business Consulting / Advisory services	$	(**)

Ghiona Invest and Trade, Inc. 2/ Morgan & Morgan Building Pasea Estate, Road Town, Tortola British Virgin Islands	2/11/14	500,000	Business Consulting / Advisory services	$	(**)

David Roff 3/ 20 Chicora Ave. Toronto, Ontario M5R 1T7 Canada	2/11/14	950,000	Business Consulting / Advisory services	$	(**)

(i) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(ii) The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of business consulting and advisory services.

(iii) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(1)	LPA Associates, AG. fpr business consulting and advisory services. LPA Associates, AG. is a shareholder and is not a director or officer of the Company.

(2)	Ghiona Invest and Trade, Inc. fpr business consulting and advisory services. Ghiona Invest and Trade, Inc.. is a shareholder and is not a director or officer of the Company.

(3)	David Roff fpr business consulting and advisory services. David Roff is a shareholder and is not a director or officer of the Company.

IV.
(*)(**) On February 10, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.

Name and Address (iii)	Date	Restricted Common Share Amt	Type of Consideration	Fair Market Value of Consideration

Jeffrey M. Proper 1/ 10645 n. Tatum blvd suite 200-652 Phoenix, Arizona 85028	2/10/14	250,000	Legal, Business Consulting and Advisory services	$(	**)

Penny Proper 2/ 10645 n. Tatum blvd suite 200-652 Phoenix, Arizona 85028	2/10/14	250,000	Legal, Business Consulting and Advisory services / By Directive of Mr. Proper	$(	**)

Jeffrey M. Proper, PLLC 3/ 10645 n. Tatum blvd suite 200-652 Phoenix, Arizona 85028	2/10/14	250,000	Legal, Business Consulting and Advisory services	$(	**)

Stacy Huls 4/ 10645 n. Tatum blvd suite 200-652 Phoenix, Arizona 85028	2/10/14	250,000	Legal, Business Consulting and Advisory services / By Directive of Mr. Proper	$(	**)

 (i) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(ii) The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of legal, business consulting and advisory services or by directive for same by Mr. Proper.

(iii) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(1)	Jeffrey M. Proper, for legal, business consulting and advisory services. Mr. Proper is a shareholder and is not a director or officer of the Company.

(2)	Penny Proper, as directed by Mr. Proper for or related to Jeff Proper legal, business consulting and advisory services. Penny Proper is a shareholder and is not a director or officer of the Company.

(3)	Jeffrey M. Proper, PLLC, for legal, business consulting and advisory services. Jeffrey M. Proper PLLC is a shareholder and is not a director or officer of the Company.

(4)	Stacy Huls, as directed by Mr. Proper for or related to Jeff Proper legal, business consulting and advisory services. Stacy Huls is a shareholder and is not a director or officer of the Company.

V.
(*)(**) On February 6, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.

Name	Date	Share Amount(****)	Type of Consideration	Fair Market Value of Consideration

Joseph M. Vazquez III (***)(****)(1) 5324 Pine Tree Drive Miami Beach, FL. 33140	2/6/14	1,000,000	Business Consultant//Advisory	$	(**)

(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**)The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of business consulting and advisory services.

(1)	Joseph M. Vazquez III provides other business Consulting, advisory services, and is not currently a director, or officer of the Registrant.

 (***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

VI.
(*)(**) On February 6, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.
(*)(**) On February 11, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.:

Name and Address (iii)	Date	Restricted Common Share Amt	Type of Consideration	Fair Market Value of Consideration

JAX Capital Growth LLC 1/ 70 Christopher Ct. Woodburry, New York 11797	2/6/14	500,000	Business and Finance Consulting / Advisory services	$(	**)

JMZ Alliance. Group, Inc. 2/ 1108 Kane Concourse #206 Bay Harbor Islands, FL 33154	2/6/14	150,000	Business Consulting / Advisory services	$(	**)

Infinite Growth Concepts, Inc. 3/ 25 Pond Rd Woodbury NY 11797	2/6/14	150,000	Business Consulting / Advisory services	$(	**)

FigCapital, LLC 4/ 347 Fifth Avenue Suite 1402-212 New York, NY 10016	2/6/14	200,000	Business Finance Consulting / Advisory services	$(	**)

Knightsbridge Law Co., Ltd 5/ 3 Raffles Place #07-01 Bharat Building Singapore 048617	2/6/14	250,000	Business Finance Consulting / Advisory services	$(	**)

(i) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(ii) The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of business consulting and or business finance consulting and advisory services.

(iii) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(1)	JAX Capital Growth, LLC for business and finance consulting and advisory services rendered to the Company; JAX Capital Growth, LLC is a shareholder and is not a director or officer of the Company.

(2)	JMZ Alliance. Group, Inc., for business consulting and advisory services rendered to the Company; JMZ Alliance. Group, Inc is a shareholder and is not a director or officer of the Company.

(3)	Infinite Growth Concepts, Inc., for business consulting and advisory services rendered to the Company; Infinite Growth Concepts, Inc. is a shareholder and is not a director or officer of the Company.

(4)	FigCapital, LLC, for business finance consulting and advisory services rendered to the Company; FigCapital, LLC is a shareholder and is not a director or officer of the Company.

(5)	Knightsbridge Law Co., Ltd, for business finance consulting and advisory services rendered to the Company; Knightsbridge Law Co., Ltd, AG is a shareholder of the Company.

VII.
(*)(**) On February 6, 2014, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.

Name	Date	Share Amount(****)	Type of Consideration	Fair Market Value of Consideration

Microcap Headlines, Inc. (***)(****)(1) 10550 Fontenelle Way, Los Angeles, California, 90077	2/6/14	75,000	Services	$	(**)

(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**)The dollar amount for the financing proceeds in the immediately preceding table will need to also be verified or determined by independent valuation or by the Company’s auditors as the last sale price prior to February 11, 2014 on January 30, 2014 was appx. $0.1499 per share, and there was no closing sale price easily determinable on the date of issuance due a recent 1:1500 reverse stock split. The then determination will be for and in consideration of services.

(1)	Microcap Headlines, Inc. provides other Business services, and is not currently a director, or officer of the Registrant.

 (***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(****) The shares are to be included for registration in a registration statement on a best efforts basis by the Registrant in accordance with the terms of agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2014

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer